                                                                    EXHIBIT 10.3


                       MATTRESS DISCOUNTERS CORPORATION
                   MATTRESS DISCOUNTERS HOLDING CORPORATION

                          140,000 Units consisting of
                                 $140,000,000
       12 5/8% Senior Notes due 2007 of Mattress Discounters Corporation

                                      and

                140,000 Warrants to Purchase 679,000 Shares of
                   Class A Common Stock and 75,460 Shares of
       Class L Common Stock of Mattress Discounters Holding Corporation

                              PURCHASE AGREEMENT
                              ------------------

                                                                  August 3, 1999
CHASE SECURITIES INC.
CIBC WORLD MARKETS CORP.
BANCBOSTON ROBERTSON STEPHENS INC.
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York 10017

Ladies and Gentlemen:

          Mattress Discounters Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $140,000,000 aggregate principal amount
 -------
of its 12 5/8% Senior Notes due 2007 (the "Notes").  The Notes will be issued
                                           -----
pursuant to an Indenture to be dated as of August 6, 1999 (the "Indenture")
                                                                ---------
between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The Notes will be unconditionally guaranteed (the "Guarantees") by
 -------                                                        ----------
each of T.J.B., Inc., a Maryland corporation ("TJB"), and The Bedding Experts,
                                               ---
Inc., an Illinois corporation ("Bedding Experts" and, together with TJB, the
                                ---------------
"Guarantors" and, collectively with the Company, the "Notes Issuers"), pursuant
 ----------                                           -------------
to the terms of the Indenture (the "Guarantees").  Mattress Discounters Holding
                                    ----------
Corporation, a Virginia corporation ("Holdings"), proposes to issue and sell
                                      --------
140,000 Warrants (the "Warrants") to purchase 679,000 shares of Class A Common
                       --------
Stock, par value $.01 per share of Holdings and 75,460 shares of Class L Common Stock, par value $.01 per share, of Holdings (the Class A Common Stock and the Class L Common Stock, collectively, the "Warrant Shares"). The Notes and the
                                         --------------
Warrants are collectively referred to as the "Units."  The Notes Issuers and
                                              -----
Holdings are collectively referred to as the "Issuers."  Each Unit will consist
                                              -------
of $1,000 principal amount
of Notes and one Warrant, to purchase 4.850 shares of Class A Common Stock and
0.539 shares of Class L Common Stock. The Warrants are to be issued under a Warrant Agreement to be dated as of August 6, 1999 (the "Warrant Agreement")
                                                         -----------------
between Holdings and State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"). The Units will be issued under a Unit Certificate dated as of
 -------------
August 6, 1999 (the "Unit Certificate") among the Issuers, the Trustee, the
                     ----------------
Warrant Agent and State Street Bank and Trust Company, as Unit Agent (the "Unit
                                                                           ----
Agent"). The Notes, the Guarantees, the Units, the Warrants and the Warrant
-----
Shares are referred to collectively herein as the "Securities." The Issuers
                                                   ----------
hereby confirm their agreement with Chase Securities Inc. ("CSI"), CIBC World
                                                            ---
Markets Corp. and BancBoston Robertson Stephens Inc. (together with CSI, the "Initial Purchasers") concerning the purchase of the Securities from the Company
 ------------------
by the several Initial Purchasers.

          The Units will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities
                                                                    ----------
Act"), in reliance upon an exemption therefrom.  The Company has prepared a
---
preliminary offering memorandum dated July 13, 1999 (the "Preliminary Offering
                                                          --------------------
Memorandum") and will prepare an offering memorandum dated the date hereof (the
----------
"Offering Memorandum") setting forth information concerning the Issuers and the
 -------------------
Units. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company and Holdings to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company and Holdings hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

          Holders of the Notes and the Guarantees (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A-1 (the "Notes Registration Rights Agreement"),
                                        -----------------------------------
pursuant to which the Notes Issuers will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the
                          ----------
Securities Act (the "Exchange Offer Registration Statement") registering an
                     -------------------------------------
issue of senior notes of the Company that are guaranteed by the Guarantors (the "Exchange Securities") and that are identical in all material respects to the
 -------------------
Notes and the Guarantees (except that the Exchange Securities will not contain terms with respect to transfer restrictions and liquidated damages) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). Holders of the
                               ----------------------------
Warrants will be entitled to the benefits of a Common Stock Registration Rights Agreement, substantially in the form attached hereto as Annex A-2 (the "Stock
                                                                        -----
Registration Rights Agreement" and together with the Notes Registration Rights
-----------------------------
Agreement, the "Registration
                ------------

Rights Agreements") among Holdings and the Equity Investors (as defined in the Offering Memorandum) and the Initial Purchasers, pursuant to which Holdings will agree to provide certain registration rights with respect to the Warrant Shares and the Equity Investors will agree to provide certain tag-along and other rights to holders of Warrants and Warrant Shares.

          The Units are being issued in connection with a recapitalization (the "Recapitalization") in which (a) MD Acquisition Corporation, a Virginia
 ----------------
corporation ("MD Acquisition") has entered into a Transaction Agreement, dated
              --------------
as of May 28, 1999, as amended July 15, 1999 (the "Transaction Agreement"), by
                                                   ---------------------
and among MD Acquisition, Heilig-Meyers Company, a Virginia corporation ("Heilig-Meyers"), and Heilig-Meyers Associates, Inc., a Virginia corporation
 --------------
("HMA"), pursuant to which Heilig-Meyers will contribute the issued and
  ---
outstanding shares of the Company, TJB and Bedding Experts, to HMA and MD Acquisition will then merge (the "Merger") with HMA with HMA being the surviving
                                  ------
corporation and changing its name to Mattress Discounters Holding Corporation, at which time MDC will become a direct wholly owned subsidiary of Holdings and TJB and Bedding Experts will become direct wholly owned subsidiaries of MDC, (b) the Company will also enter into a new credit facility, which consists of a $20 million revolving credit facility with a six-year term (the "Credit Agreement"),
                                                             ----------------
and (c) certain Equity Investors including Bain Capital, Inc. and its affiliates are making a $76.2 million equity investment (the "Equity Investment") in
                                                   -----------------
Mattress Discounters Holding, LLC, which will be contributed to MD Acquisition to pay a portion of the cash consideration in the Recapitalization.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

          1.   Representations, Warranties and Agreements of the Issuers.
               ---------------------------------------------------------
Each of Issuers represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof and, in all material respects, as of the Closing Date, (as defined in Section 3) that, after giving effect to the Recapitalization:

          (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that
                                                               --------
     each of the Issuers makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein (the "Initial
                                                              -------
     Purchasers' Information").
     -----------------------

          (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Units, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Units to the Initial Purchasers and the offer, resale and delivery of the Units by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Units under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
                                             -------------------

          (d) Each of the Issuers has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").
      -----------------------
          (e) The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization"; as of the Closing Date, all of the outstanding shares of capital stock of the Company will have been duly and validly authorized and issued and will be fully paid and non-assessable; all of the issued and outstanding shares of capital stock of the Company are owned by Holdings, free and clear of any lien, charge, security interest, encumbrance, restriction upon voting or transfer or any other claim of any third party; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum. TJB and Bedding Experts are the only subsidiaries, direct or indirect, of the Company (collectively, the "Subsidiaries"). All
                                                            ------------
     of the outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, re-striction upon voting or transfer or any other claim of any third party, except for security interests securing the Credit Agreement.

          (f) Each of the Issuers, as applicable, has full right, power and authority to execute and deliver, to the extent it is a party thereto, this Agreement, the Indenture, the Registration Rights Agreements, the Notes, the Guarantees, the Unit Certificate, the Warrant Agreement, the Warrant Certificate, the Credit Agreement and each other document to which any of the Issuers is a party entered into in connection with the Recapitalization by the Company (collectively, the "Transaction Documents") and to perform
                                        ---------------------
     its obligations hereunder and thereunder; and, as of the Closing Date, all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby will have been duly and validly taken.

          (g) This Agreement has been duly authorized, executed and delivered by of each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers.

          (h) As of the Closing Date, the Registration Rights Agreements will have been duly authorized by each of the Issuers, to the extent it is a party thereto, and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute valid and legally binding agreements of such Issuer enforceable against such Issuer in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (i) As of the Closing Date, the Indenture will been duly authorized by of each of the Notes Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Notes Issuers enforceable against of each of the Notes Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (j) As of the Closing Date, the Notes will have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (k) As of the Closing Date, the Guarantees to be endorsed on the Notes will have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Notes are duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (l) As of the Closing Date, the Exchange Securities will have been duly authorized by the Company and, when executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (m) As of the Closing Date, the Guarantees to be endorsed on the Exchange Securities will have been duly authorized by each of the Guarantors and, when duly executed by each of the Guarantors and when the Exchange Securities are duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement, will constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (n) As of the Closing Date, the Units will have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Unit Certificate and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers entitled to the benefits of the Unit Certificate and enforceable against the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (o) As of the Closing Date, the Warrants will have been duly authorized by Holdings and, when duly executed, authenticated, issued and delivered as provided in the Warrant Agreement and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of Holdings entitled to the benefits of the Warrant Agreement and enforceable against Holdings in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (p) When issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. As of the Closing Date, the Warrant Shares will have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

          (q) As of the Closing Date, the Credit Agreement will have been duly authorized by the Company and each guarantor party thereto and, when duly executed and delivered by the Company and each guarantor party thereto, will constitute a valid and legally binding agreement of the Company and each guarantor party thereto enforceable against the Company and each guarantor party thereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (r) As of the Closing Date, each Transaction Document will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (s) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any Issuer or any of its subsidiaries is a party or by which any Issuer or any of its subsidiaries is bound or to which any of the property or assets of any Issuer or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of any Issuer or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over any Issuer or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by any Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by any Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

          (t) Deloitte & Touche LLP and KPMG LLP are each independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations
                                                 -----
     and rulings thereunder. The historical financial statements (including the related notes) contained in the Offering Memorandum have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary--Summary Unaudited Pro Forma

     Combined Financial Data", "Summary Historical Combined Financial Data", "Capitalization", "Unaudited Pro Forma Combined Financial Data", "Selected Historical Combined Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management-- Executive Compensation" are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma and supplemental adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents. The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented.

          (u) Except as disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which any Issuer is a party or of which any property or assets of any Issuer is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of each Issuer, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (v) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of each Issuer, threatened against or affecting any Issuer or any of their subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and each Issuer has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

          (w) No Issuer is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          (x) Each Issuer possesses all material licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of its businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and no Issuer has received notification of any revocation or modification of any such license, certificate, authorization or permit.

          (y) Each Issuer has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to any Issuer which has had (nor does any Issuer have any knowledge of any tax deficiency which, if determined adversely to any Issuer, could reasonably be expected to have) a Material Adverse Effect.

          (z) No Issuer is (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and
                               ----------------------
     regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (aa) Each Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to as-sets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (bb) Each Issuer has insurance covering its properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are consistent with industry practice to protect each Issuer and its businesses. No Issuer has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (cc) Each Issuer owns or possesses the right to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) used in the conduct of its businesses currently operated or proposed to be operated by it; and no Issuer has received any notice of any claim of conflict in any material respect with any such rights of others.

          (dd) Except as disclosed in the Offering Memorandum, each Issuer has good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Issuers taken as a whole, in each case free of all liens, encumbrances and defects of title except such as (i) do not materially interfere with the use made and proposed to be made of such property by any Issuer or (ii) could not reasonably be expected to have a Material Adverse Effect.

          (ee) Except as disclosed in the Offering Memorandum, no labor disturbance by or dispute with the employees of any Issuer exists or, to the best knowledge of each Issuer, is imminent that would, either singularly or in the aggregate, have a Material Adverse Effect.

          (ff) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section
                                                            -----
     4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section
           ----
     302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of any Issuer which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; each Issuer has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which any Issuer would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (gg) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by any Issuer (or, to the best knowledge of each Issuer, any other entity (including any predecessor) for whose acts or omissions any Issuer is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by any Issuer, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which any Issuer has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          (hh) No Issuer nor, to the best knowledge of any Issuer, any director, officer, agent, employee or other person associated with or acting on behalf of any Issuer has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (ii) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in any Issuer.

          (jj) No Issuer owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the
      ---------------------
     Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

          (kk) Except as disclosed in the Offering Memorandum, none of the Issuers is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against any Issuer or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Units.

          (ll) The Units satisfy the eligibility requirements for resales to "qualified institutional buyers" pursuant to Rule 144A(d)(3) under the Securities Act.

          (mm) None of the Issuers, any of their affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with
       ------------
     the offering-restrictions requirement of Regulation S to the extent applicable.

          (nn) None of the Issuers nor any of their affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act) which is or will be integrated with the sale of the Units in a manner that would require registration of any of the Securities under the Securities Act.

          (oo) None of the Issuers or any of their affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Units, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (pp) There are no securities of any Issuer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed
                                                       ------------
     on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

          (qq) The Issuers have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

          (rr) None of the Issuers nor any of their subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

          (ss) Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Issuers, taken as a whole, whether or not arising in the ordinary course of business, (ii) no Issuer has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) no Issuer has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of any Issuer, or any dividend or distribution of any kind declared, paid or made by any Issuer on any class of its capital stock.

          2.  Purchase and Resale of the Units. (a) On the basis of the
              --------------------------------
representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuers, the number of Units set forth opposite the name of such Initial Purchaser on Schedule I hereto at a purchase price of $933.77 per Unit. Each of
             ----------
the Guarantors will issue its Guarantee at the time of issuance and sale of the Notes. The Issuers shall not be obligated to deliver any of the Units except upon payment for all of the Units to be purchased as provided herein.

          (b) The Initial Purchasers have advised the Issuers that they propose to offer the Units for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it is purchasing the Units pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering
                 ------------
within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Units only from, and has offered or sold and will offer, sell or deliver the Units, as part of their initial offering, only (A) within the United States (x) to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional
                                                -----------------------
Buyers"), as defined in Rule 144A under the Securities Act ("Rule 144A"), or if
------                                                       ---------
any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A or (y) to a limited number of other institutional investors reasonably believed by the Initial Purchasers to be institutional "Accredited Investors", as defined under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("Regulation S").
                 ------------

          (c) In connection with the offer and sale of Units in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) The Units have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (ii) Such Initial Purchaser has offered and sold the Units, and will offer and sell the Units, (A) as part of their distribution at any time and
     (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S, Rule 144A or Rules 501(a) (1), (2), (3) or (7) or any other available exemption from registration under the Securities Act.

          (iii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Units, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iv) At or prior to the confirmation of sale of any Units sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Units from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S Rules 501(a)(1), (2), (3) or (7) or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (v) It has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Units, except with its affiliates or with the prior written consent of the Company and Holdings.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

          (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Units to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Units purchased by such Initial Purchaser from the Issuers pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (e), counsel for the Issuers and for the Initial
Purchas-
ers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

          (f) The Issuers acknowledge and agree that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

          3.  Delivery of and Payment for the Units. (a) Delivery of and payment
              -------------------------------------
for the Units shall be made at the offices of Kirkland & Ellis, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuers, at 10:00 A.M., New York City time, on August 6, 1999, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Issuers (such date and time of payment and delivery being referred to herein as the "Closing Date").
                                                              ------------

          (b) On the Closing Date, payment of the purchase price for the Units shall be made to the Company and Holdings by wire or book-entry transfer of same-day funds to such account or accounts as the Company and Holdings shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Units, the Notes and the Warrants. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Units, the Notes and the Warrants shall be in global form, registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Units, the Notes and the Warrants available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

          4.   Further Agreements of the Issuers. Each of the Issuers agrees
               ---------------------------------
with each of the several Initial Purchasers:

          (a) prior to the resale of the Units by the Initial Purchasers, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and upon receipt of such notice, each Initial

     Purchaser agrees to suspend use of the Offering Memorandum until the Issuers have amended or supplemented the Offering Memorandum to correct such misstatement or omission or to effect compliance with this paragraph
     (a); to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish as soon as available to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Issuers after a reasonable period to review;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as any Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Issuers are then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for so long as any Securities are outstanding, to furnish to each Initial Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and, as soon as available, a copy of each report filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company or Holdings to the Trustee, the Warrant Agent or to the holders of the Securities pursuant to the Indenture, the Warrant Agreement or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that Holdings and its subsidiaries shall
                             --------
     not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

          (h) to assist the Initial Purchasers in arranging for the Units, the Notes and the Warrants to be designated Portal Market ("Portal Market")
                                                             -------------
     securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to
                                                        ----
     trading in the Portal Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");
                                                                     ---
          (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

          (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

          (k) for a period of 180 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by any of the Issuers (other than the Securities) without the prior written consent of the Initial Purchasers;

          (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

          (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

          (n) in connection with the offering of the Securities, until CSI on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

          (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

          (p) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

          (q) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (r) to not take any action prior to the execution and delivery of the Transaction Documents which, if taken after such execution and delivery, would have violated any of the covenants contained in the Transaction Documents;

          (s) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to
     Section 4(d);

          (t) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to any Issuer, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of such Issuer and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of such Issuer and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law; and

          (u) to apply the net proceeds from the sale of the Units as set forth in the Offering Memorandum under the heading "Use of Proceeds".

          5.   Conditions of Initial Purchasers' Obligations.  The respective
               ---------------------------------------------
obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and, in all material respects, as of the Closing Date, of the representations and warranties of each of the Issuers contained herein, to the accuracy of the statements of each of the Issuers and its officers made in any certificates delivered pursuant hereto, to the performance by each of the Issuers of its respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (b) None of the Initial Purchasers shall have discovered and disclosed in writing to any of the Issuers on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and each Issuer shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

          (d) Kirkland & Ellis shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in the form and substance set forth in Annex B hereto.
        -------

          (e) Hunton & Williams, local Virginia counsel to Holdings, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date in form and substance reasonably acceptable to the Initial Purchasers.

          (f) The Initial Purchasers shall have received from Cahill Gordon & Reindel, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and each Issuer shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) Each of the Issuers shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of each of Deloitte & Touche LLP
                               --------------
     and KPMG LLP addressed to
     the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers.

          (h) Each of the Issuers shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Deloitte & Touche LLP and
                               -----------------
     KPMG LLP, addressed to the Initial Purchasers and dated the Closing Date
     (i) confirming that they are independent public accountants with respect to the Issuers and their subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (i) Each of the Company and Holdings shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its vice presidents stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of such Issuer in this Agreement are true and correct in all material respects, such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of the Subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

          (j) The Initial Purchasers shall have received a counterpart of each Registration Rights Agreement which shall have been duly executed and delivered by a duly authorized officer of each of the applicable Issuers.

          (k) The Indenture shall have been duly executed and delivered by each of the Notes Issuers and the Trustee in form and substance reasonably satisfactory to the Initial Purchasers, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee and the Guarantee of each Guarantor shall have been endorsed thereon.

          (l) The Units shall have been duly executed and delivered by each of the Issuers and the Unit Agent in form and substance reasonably satisfactory to the Initial Purchasers.

          (m) The Warrants shall have been duly executed and delivered by Holdings and the Warrant Agent in form and substance reasonably satisfactory to the Initial Purchasers.

          (n) The Securities shall have been approved by the NASD for trading in the Portal Market.

          (o)  If any event shall have occurred that requires the Issuers under
     Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

          (p) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the reasonable judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

          (q) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of op-erations, business or prospects of the Issuers taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (r) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

          (s) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities or preferred stock.

          (t) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Issuers on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the

     Units on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (u) On or before the Closing Date, (i) the Credit Agreement shall have been entered into in form and substance reasonably satisfactory to the Initial Purchasers, (ii) the Initial Purchasers and counsel for the Initial Purchasers shall have received executed copies of the Credit Agreement, dated the Closing Date, and such other documents, opinions and reliance letters as they shall have reasonably requested, (iii) all conditions necessary for the effectiveness of the Credit Agreement shall have been satisfied without waiver or amendment, (iv) after giving effect to the transactions contemplated by this Agreement and the application of the proceeds received by the Company from the sale of the Units, no condition that would constitute a default or event of default under the Credit Agreement shall exist and (v) no amount shall be outstanding under the Credit Agreement on the Closing Date (after giving effect to all borrowings on the Closing Date).

          (v) The Company shall contemporaneously consummate the Recapitalization and the related transactions on substantially the terms described in the Offering Memorandum, including the Merger, the Credit Agreement and the Equity Investment, each as described in the Offering Memorandum, and there shall have been no material amendments, alterations, modifications or waivers of any material provisions of the Transaction Agreement as of the Closing Date.

          (w) The Initial Purchasers shall have received from Murray Devine & Co. a solvency opinion with respect to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

          (x) Each of the Transaction Documents shall have been duly executed and delivered by each of the applicable Issuers in form and substance reasonably satisfactory to the Initial Purchasers.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          6.   Termination.  The obligations of the Initial Purchasers hereunder
               -----------
may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Units if, prior to that time, any of the events described in Section 5(p), (q), (r), (s) and (t) shall have occurred and be continuing.

          7.   Defaulting Initial Purchasers.  (a)  If one or more Initial
               -----------------------------
Purchaser defaults in its obligation to purchase Units hereunder and the number of Units that such defaulting Initial Purchasers agreed but failed to purchase does not exceed 10% of the total number of Units, CSI may make arrangements satisfactory to the Issuers for the purchase of such Units by other persons, including other Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated to purchase the Units that such defaulting Initial Purchaser agreed but failed to purchase. If one or more Initial Purchasers so defaults and the number of Units with respect to which such default occurs exceeds 10% of the total number of Units and arrangements satisfactory to CSI and the Issuers for the purchase of such Units by other persons are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Issuers, except that the Issuers will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto that,
                                                    ----------
pursuant to this Section 7, purchases Units which a defaulting Initial Purchaser agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Units of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

          8.   Reimbursement of Initial Purchasers' Expenses.  If (a) this
               ---------------------------------------------
Agreement shall have been terminated pursuant to Section 6 or 7, (b) the Issuers shall fail to tender the Units for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Units for any reason permitted under this Agreement, the Issuers, jointly and severally, shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Units. If this Agreement is terminated pursuant to

Section 7 by reason of the default of one or more of the Initial Purchasers, the Issuers shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

          9.   Indemnification.  (a)  Each of the Issuers, jointly and
               ---------------
severally, shall indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Issuers pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any
                                     --------  -------
such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Units to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Issuers with Section 4(b).

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless each of the Issuers, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Issuer within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the "Issuers"), from and against any loss, claim, damage or
                       -------
liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided,
                                                                  --------
however, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to
                                          --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an
                                                      --------  -------
indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The obligations of the Issuers and the Initial Purchasers in this
Section 9 and in Section 10 are in addition to any other liability that the Issuers or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          10.  Contribution.  If the indemnification provided for in Section 9
               ------------
is unavailable or insufficient to hold harmless an indemnified party under
Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other from the offering of the Units or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuers, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Units under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Units purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

          11.  Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Initial Purchasers, each of the respective Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12.  Expenses.  Each of the Issuers, jointly and severally, agree
               --------
with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Issuers' counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee, the Unit Agent and the Warrant Agent and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the Portal Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8,
--------  -------
the Initial Purchasers shall pay their own costs and expenses.

          13.  Survival.  The respective indemnities, rights of contribution,
               --------
representations, warranties and agreements of the Issuers and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          14.  Notices, etc.  All statements, requests, notices and agreements
               ------------
hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James C. Neary (telecopier no.: (212) 270-
     0994); or

          (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Jon Studner (telecopier no.: (301) 856-0380);

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall
--------
also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.

          15.  Definition of Terms.  For purposes of this Agreement, (a) the
               -------------------
term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          16.  Initial Purchasers' Information.  The parties hereto acknowledge
               -------------------------------
and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the third paragraph, the fifth and sixth sentences of the eighth paragraph and the ninth and tenth paragraphs, in each case, under the heading "Plan of Distribution".

          17.  Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of New York.

          18.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          19.  Amendments.  No amendment or waiver of any provision of this
               ----------
Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          20.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature Pages Follow]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between each of the Issuers and the several Initial Purchasers in accordance with its terms.

                            Very truly yours,

                            MATTRESS DISCOUNTERS CORPORATION

                                  /s/ Jon Studner
                            By: _____________________________________________
                                Name: Jon Studner
                                Title: Senior Vice President

                            T.J.B., INC., as a Guarantor

                                  /s/ Jon Studner
                            By: _____________________________________________
                                Name: Jon Studner
                                Title: Senior Vice President

                            THE BEDDING EXPERTS, INC.,
                                as a Guarantor

                                 /s/ Jon Studner
                           By: _____________________________________________
                                Name: Jon Studner
                                Title: Senior Vice President

                            MATTRESS DISCOUNTERS HOLDING
                                CORPORATION

                                  /s/ Michael Krupka
                            By: _____________________________________________
                                Name: Michael Krupka
                                Title:

Accepted:

CHASE SECURITIES INC.

        /s/ Ira Ginsburg
By: ___________________________________________
          Authorized Signatory

Address for notices pursuant to Section 9(c):

   1 Chase Plaza, 25th floor
   New York, New York 10081
   Attention: Legal Department

CIBC WORLD MARKETS CORP.

        /s/ Kevin Migiel
By: ___________________________________________
          Authorized Signatory

Address for notices pursuant to Section 9(c):

   CIBC World Markets Corp.
   425 Lexington Avenue
   New York, New York 10017
   Attention: Kevin Migiel

BANCBOSTON ROBERTSON STEPHENS INC.

        /s/ Greg Foy
By: ___________________________________________
          Authorized Signatory

Address for notices pursuant to Section 9(c):

   BancBoston Robertson Stephens Inc.
   100 Federal Street, Mail Stop D1-11-03
   Boston, Massachusetts 02110
   Attention: Greg Foy

                                                                      SCHEDULE I
                                                                      ----------

                                                                        Number
Initial Purchasers                                                     of Units
------------------                                                    ----------
Chase Securities Inc.                                                   98,000

CIBC World Markets Corp.                                                28,000

BancBoston Robertson Stephens Inc.                                      14,000
                                                                      ----------

          Total                                                        140,000

                                                                       ANNEX A-1
                                                                       ---------

                 [Form of Notes Registration Rights Agreement]

                                                                       ANNEX A-2
                                                                       ---------

                 [Form of Stock Registration Rights Agreement]

                                                                         ANNEX B
                                                                         -------

                 [Form of Opinion of Counsel for the Issuers]